NET INCOME PER SHARE (Tables)	12 Months Ended
Jun. 30, 2024
Net Income Per Share
Schedule of basic and diluted net loss per share

	For the year ended June 30,
	2024	2023
Numerator:
Net income	$8,590,761	$4,094,161
Less: net income attributable to non-controlling interest	342,339	304,348
Net income attributable to Gamehaus’ shareholders	$8,248,422	$3,789,813

Denominator:
Weighted average number of ordinary shares	75,409,060	75,409,060
Incremental weighted average number of ordinary shares from assumed conversion of preferred shares using if-converted method*	74,737,127	74,737,127

Net income attributable to Gamehaus’ shareholders per share
Basic	0.05	0.03
Diluted	0.05	0.03

*	On September 16, 2023, all of the directors of the Company passed the resolution to unconditionally waive any rights, preferences, and privileges of Preferred Shares under the Memorandum and Articles of the Company.